                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 333-36881 and 333-32045) of our reports dated April 7, 1997, on our audits of the consolidated financial statements of PICO Holdings, Inc.

                           COOPERS & LYBRAND, L.L.P.


San Diego, California
March 30, 1998